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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 17, 1996
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                         Optical Security Group, Inc.
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            (Exact name of registrant as specified in its charter)


    Colorado                        0-17531                      84-1094032
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(State of other jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


              535 16th Street, Suite 920, Denver, Colorado  80202
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                   (Address of principal executive offices)


Registrant's Telephone number, including area code         (303) 534-4500
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         (Former name or former address, if changed since last report)
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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


     On December 17, 1996, Optical Security Group, Inc. (the "Registrant") through OpSec Pasternak & Partner Holding GmbH, a newly-formed wholly-owned German subsidiary of the Registrant ("Holdings"), completed the purchase of all of the shares in the capital of OpSec Pasternak & Partner GmbH, a German private company ("OP&P"). The purchase was effective as of November 1, 1996.

     OP&P is a European distributor of value-added packaging and point-of-sale material, including lenticular and holographic products, and product authentication and security materials. OP&P's offices are located in Krefeld, Germany. In 1995, OP&P had gross sales of DM 4.392.407.61 (US $2,852,000) and gross profit of DM 1.212.518.34 (US $787,000). For the ten month period ended October 31, 1996, OP&P had gross sales of DM 3.335.838.84 (US $2,166,000) and gross profit of DM 1.023.778.38 (US $665,000).

     In connection with the acquisition, OP&P's former shareholders, Gudrun Pasternak and Hans Magnus Andresen, entered into three-year employment agreements with OP&P.

     The purchase price for the stock was (a) $1,200,000 in cash, (b) promissory notes issued by Holdings and guaranteed by the Registrant aggregating $1,000,000, and (c) a total of 466,668 shares of the Registrant's common stock. For purposes of the acquisition, the stock was valued at $6.00 per share. The Registrant's initial capital contribution to Holdings, which came from the Registrant's working capital, funded the cash portion of the purchase price.
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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of business acquired.*

     (b)  Pro forma financial information.*

     (c)  Exhibits.

          None.


     *As permitted, the financial statements of the business acquired and the pro forma financial statements will be filed by amendment not later than 60 days from the date hereof.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          OPTICAL SECURITY GROUP, INC.



Date: December 23, 1996                   By:  /s/ Richard H. Bard
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                                              Richard H. Bard, CEO & President


Date: December 23, 1996                   By:  /s/ Gerald A. Melfi
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                                              Gerald A. Melfi, Principal
                                              Financial Officer